Exhibit 99

Public Service Electric and Gas Company

Macquarie Global Infrastructure Conference

New York, New York

June 5, 2009

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse changes in energy industry, policies and regulation, including market structures and rules.

New energy legislation.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.

Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Availability of capital and credit at reasonable pricing terms and our ability to meet cash needs.

Any inability to realize anticipated tax benefits or retain tax credits.

Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse investment performance of our decommissioning and defined benefit plan trust funds, and changes in discount rates and funding requirements.

Changes in technology and increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements made herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

Delivering Value: Today and Tomorrow        2

KEY:
COMBINED ELECTRIC & GAS TERRITORIES
ELECTRIC TERRITORY
GAS TERRITORY

Delivering Value: Today and Tomorrow

Through its highly skilled workforce and disciplined
capital investments …

2008 National ReliabilityOne Award –
Winner in three of the last four years

Solid regulatory relationships on traditional
utility matters

NJ is ranked 2nd nationally in personal
income per capita

(3.5%)

0.8%

Historical Annual
Load Growth

2004-2008

3,441 M Therms

43,720 GWh

Electric Sales and

Gas Sold and Transported

0.5%

1.7 Million

Gas

0.6%

2.1 Million

Electric

Projected Annual
Load Growth

2009 - 2013

Customers

1.6%

Historical Annual Peak Load
Growth

2004-2008

10,654*

Billing Peak

(MW)

1,429

Network Circuit
Miles

2.0%

Projected PJM Peak Load
Growth

2009 - 2013

Electric and Gas Distribution Statistics (12/31/08)

Transmission Statistics (12/31/08)

… PSE&G has become a nationally recognized leader in delivering safe and reliable service.

Delivering Value: Today and Tomorrow        3

Regulatory decisions…

PSE&G’s revenues fall under the regulatory jurisdiction of:

NJ Board of Public Utilities (BPU)

Commission has jurisdiction over Electric and Gas Distribution and
Energy Master Plan investments

Filed Electric and Gas base rate case in May 2009

Last base rate case resulted in settlement effective November 2006

Federal Energy Regulatory Commission (FERC)

Commission has jurisdiction over Electric Transmission revenues

Formula rate treatment for Transmission effective on October 1,
2008 with true-up adjustments for operating and maintenance
expense and capital on annual basis

Allowed ROE of 11.68%

Additional incentive of 1.25% ROE for Susquehanna-to-Roseland investment

… which provide PSE&G the opportunity to earn a fair return.

Delivering Value: Today and Tomorrow        4

PSE&G regulatory strategy…

Earn authorized returns

Minimize regulatory lag

Support state energy goals

Maintain/enhance local relationships

…designed to support customer and shareholder requirements.

Delivering Value: Today and Tomorrow        5

New Jersey Electric & Gas Rate Case*

Filed:                                              May 29, 2009

Test Year:                       2009**

51.2%

Equity Ratio

11.5%

Return on Equity

*New Jersey BPU decision anticipated within 9-12 months.

**Test year can be updated for known changes.

$2.4 billion

$3.8 billion

Rate Base

$96.9 million

$133.7 million

Increase

Gas

Electric

Request

Delivering Value: Today and Tomorrow        6

Regional, State Roles – NJ EMP

Maximize energy efficiency; achieve 20% reduction by 2020

Significant role for utilities

PSE&G’s $48M Carbon Abatement Initiative approved 11/21/08

Governor Corzine seeking $500M utility efficiency investment in
2009

Reduce peak demand 5,700MW by 2020 (efficiency, cogen, demand response)

Stimulate renewables

Strive for 30% RPS by 2020

1,000MW offshore wind by 2012/ 3,000MW by 2020

1,500MW of solar by 2020

Delivering Value: Today and Tomorrow        7

RGGI enabling legislation was signed into law in January
2008.

Section 13 of the RGGI Law permits utilities to invest and/or offer programs in renewables, conservation and energy efficiency

In its service territory

On a regulated basis

BPU approved rate treatment including ROE or other incentives or rate mechanisms that decouple utility revenue from sales

Through rate base

Or clause mechanisms

The BPU established rules and regulations to determine utility participation and the mechanisms for recovery of costs

Written order from BPU within 180 days of filing

BPU rules set forth RGGI Minimum Filing Requirements

Minimum Filing Requirements can be waived at Board staff
determination

Upon filing BPU staff has 30 days to determine if filing is complete

Clock is on hold if initial filing is determined to be deficient

Delivering Value: Today and Tomorrow        8

PSE&G’s current investment plan including the recently
approved state capital stimulus …

… now provides for growth in rate base of 11%.

PSE&G Rate Base

Electric Transmission

Electric Distribution

Gas Distribution

Energy Master Plan

2008

Rate Base $6.9B
Equity Ratio ~ 50%

2009

Rate Base $7.6B
Equity Ratio ~ 51%*

2010

Rate Base $8.6B
Equity Ratio ~ 51%*

2011

Rate Base $9.4B
Equity Ratio ~ 51%*

*Pending regulatory approval

34%

51%

15%

0%

33%

17%

1%

49%

31%

1%

19%

49%

29%

23%

1%

47%

Delivering Value: Today and Tomorrow        9

… would result in rate base growth of 12%.

PSE&G Annual Potential Capital Investments

Rate Base Including Potential Investments

Electric Transmission

Electric Distribution

Gas Distribution

Energy Master Plan

$9.8B

$8.8B

2011

2010

An additional ~$0.7B of
investments to be added
2009-2011 if appropriate
regulatory treatment is
received

Filed positions:

•  10.3% ROE

•  51% Equity Ratio

PSE&G’s additional investment proposals …

$0.00

$50.00

$100.00

$150.00

$200.00

$250.00

$300.00

$350.00

$400.00

2009

2010

2011

Energy Efficiency Stimulus

Solar II

Solar 4 All

28%

22%

5%

45%

31%

4%

18%

47%

Delivering Value: Today and Tomorrow       10

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
UNION
HUNTERDON
MERCER
MONMOUTH
OCEAN
BURLINGTON
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE
MAY

Transmission Growth

PJM approved the $750M Susquehanna to
Roseland line in October 2007

Siting and permitting process underway

Incentives approved by FERC:

ROE: 12.93% (125 basis point adder)

100% CWIP in Rate Base

FERC approval of Sub-Transmission to
Transmission system reliability investments
represents about $340M through 2011, post-2011
~$60M per year

Other approved RTEP projects ~$250M

PJM approved the Branchburg-Roseland-Hudson
line in November 2008, which is expected to be in-
service by 2013.  Coupled with additional 500 kV
investments brings potential capital expenditures to
approximately $1.5B

These opportunities will require substantial deployment of capital with siting and permitting as the major challenges.

Branchburg

Roseland

Jefferson

New Freedom

Smithburg

Deans

MAPP

Hope Creek

Salem

Project

I-765

Interstate

Project

Formula rates provides the proper incentives to encourage
Transmission infrastructure investment.

Delivering Value: Today and Tomorrow       11

State regulatory mechanisms must match desired
capital investment outcomes.

Timely recovery of capital investment is of paramount
importance.

Distribution Formula Rates presents a comprehensive
solution to both investment and sales attrition.

Annual projections for all components of rates including
sales

True ups can handle weather variances, lost sales from
economic downturn or conservation and differences in
spending versus planned commitments

Regardless of the solution, the regulatory treatment
needs to be fair and balanced.

The New Jersey Capital Stimulus Investment is an excellent example of what can be achieved through collaboration with the regulators.

Delivering Value: Today and Tomorrow       12

Rate Mechanism for EE Stimulus

PSE&G proposes to recover the costs of the program through
an annual adjustment to electric and gas rates which would
not exceed 1%.

The cost of capital would be based on a capital structure
consisting of 51.2% common equity with a return on common
equity of 10.3%--consistent with the return allowed NJNG in
its December 2008 base rate case decision.

The Energy Efficiency Program revenue requirements would
include the recovery of lost distribution margin.

Decoupling and Straight-Fixed-Variable rate design are meaningful alternatives

Maximizing energy savings without lost margin recovery
perpetuates the utility disincentive.

Delivering Value: Today and Tomorrow       13

We proposed an energy efficiency investment to stimulate
the economy and create meaningful savings.

Investment Timeline

2009 – 2011 (18 months)

Category

Investment

Annual

Lifetime

Annual

Lifetime

Jobs

Residential

($ millions)

Whole House

$25

5,428

86,847

27,587

551,744

120

Multi-Family

25

5,428

86,847

27,587

551,744

60

10,856

173,694

55,174

1,103,488

180

Industrial & Commercial

Small Business

20

35,897

538,462

74,359

1,115,385

80

Muni/Local/State Government

35

49,595

743,927

82,186

1,232,794

143

Hospital Efficiency

35

73,200

1,098,000

748,466

11,226,994

140

Data Center

12

38,400

576,000

147,239

2,208,589

50

Tech Demo Sub-Program

12

18,947

284,210

192,000

2,880,000

50

Building

2

3,750

56,250

38,462

576,923

8

219,789

3,296,849

1,282,712

19,240,685

471

Admin Sales, Training, Evaluation, IT

24

TOTAL

$190

230,645

3,470,543

1,337,886

20,344,173

651

Savings (MWh)

Savings (Dtherms)

Our program also addresses markets that would ordinarily be ignored.

Delivering Value: Today and Tomorrow       14

PSE&G Solar 4 All Proposal

Neighborhood Solar (40 megawatts) - $264M investment

Solar panels on utility poles and street lights in neighborhoods throughout
PSE&G’s service territory.

Local Government Solar (43 megawatts) - $273M investment

Solar, owned and operated by PSE&G, on municipal and public school district facilities. Local governments will receive a credit on their utility bill equal to the amount of energy generated by the system.

Centralized Solar (35 megawatts) – $221M investment

Solar systems on PSE&G land/buildings.

Solar energy farms on brownfields, non-profit-owned real estate, and underdeveloped real estate

HMFA/Affordable Housing Solar (2 megawatts) - $15M investment

Solar on New Jersey Housing and Mortgage Finance Agency (HMFA)-financed or other affordable housing communities

PSE&G is seeking a 10.3% ROE on its equity capital invested (51.2% common equity in its capital structure).  Customer rate impact mitigated by benefits associated with ITC and the value of electricity and Solar Renewable Energy Certificates (SRECs)
generated by the projects

NJ BPU has 180 days to respond.

This program also addresses underserved markets.

Delivering Value: Today and Tomorrow       15

Investing in Solar assets provides a superior outcome
for our investors.

Strong belief that utilities can help to move the solar
market in a positive direction with clear oversight by
the regulators

Lower panel costs through acquisition for utility programs

Create meaningful and tangible progress towards
aggressive EMP goals

Create a viable SREC market

PPA’s are dilutive to our shareholders

Imputed debt by rating agencies require corrective
action, i.e., increase equity content in capital structure to offset additional leverage

Utility profits are regulated and transparent to
regulators.

Delivering Value: Today and Tomorrow       16

Reliability Performance Metrics compared to
Peer Panel have been Top Quartile since:

National ReliabilityOne
Award winner three of
the last four years

… we achieve top quartile reliability performance.  It is why we are a recognized leader in providing safe and reliable service to customers.

PSE&G Base* O&M

2004

CAIDI

2006

Damages per Locate 1,000 Requests

2000

Leak Response Rate

2003

Gas Leak Reports per Mile

2004

MAIFI (Excluding Major Storms)

2000

SAIFI (Excluding Major Storms)

CAGR

2007 – 2011:   0.6%

2008 – 2011:   2.0%

PSE&G effectively manages its capital and O&M deployment.  By capturing productivity gains …

*Excludes pension, EMP and revenue generating expenses

0

100

200

300

400

500

600

2007

2008

2009

2010

2011

Delivering Value: Today and Tomorrow       17